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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 2000


                                   KEVCO, INC.
               (Exact name of Registrant as specified in charter)


           TEXAS                       000-21621                 75-2666013
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)



                 UNIVERSITY CENTRE I
              1300 S. UNIVERSITY DRIVE                   76107-5734
                      SUITE 200                          (Zip Code)
                  FORT WORTH, TEXAS
      (Address of principal executive offices)


                                 (817) 885-0000
              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

         Exhibit No.       Description

           99.1            Press release of the Company dated November 15, 2000.

ITEM 9. REGULATION FD DISCLOSURE.

         On November 15, 2000, the Company issued a press release in respect of its scheduled conference call on November 21, 2000, to discuss the financial results of the Company for the quarter ended September 30, 2000. A copy of the release is filed herewith as Exhibit 99.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       KEVCO, INC.



Date: November 16, 2000                By: /s/ JOSEPH P. TOMCZAK
                                           -----------------------------
                                           Joseph P. Tomczak,
                                           Executive Vice President and
                                           Chief Financial Officer



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                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER            DESCRIPTION
         ------            -----------
         99.1              Press Release of the Company dated November 15, 2000.